UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 27, 2009

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400 Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

Pursuant to a request from CONSOB, the Italian securities regulatory authority, Cell Therapeutics, Inc. (the “Company”) issued a press release in Italy on February 27, 2009 (the “Press Release”), relating to certain requested financial information for the month ended January 31, 2009 and other information. An English translation of the Press Release is attached as Exhibit 99.1 and incorporated by reference herein. The financial information contained in the Press Release was prepared at the instruction of CONSOB pursuant to Section 114, paragraph 5, of the Unified Financial Act. In communications with CONSOB about their request that certain unaudited and estimated financial information be disclosed by the Company, the Company advised CONSOB that the information is not required to be disclosed in the United States by public companies under the U.S. securities laws. The Company further advised CONSOB that any such financial information has not been reviewed or audited by the Company’s independent auditors as such reviews only occur on a quarterly basis in connection with the requirements of Form 10-Q Quarterly Reports which are prepared for the first three quarters of the year, and in connection with the annual audit of the Company’s year end financial statements which is included in the Company’s Annual Form on Form 10-K. The Company further advised CONSOB that any such financial information could not be prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), as promulgated by the Financial Accounting Standards Board.

The financial information contained in the Press Release does not conform to U.S. GAAP because the Company has not concluded its consideration of authoritative literature and guidelines, including the guidelines established by FAS 133 “Accounting for Derivatives and other Hedging Activities”, in the preparation of the information. Accordingly, the data presented in the information does not reflect the Fair Market Value assessments of the Company’s convertible debt, convertible preferred stock and the underlying derivative instruments under U.S. GAAP as such instruments are presented in the Company’s quarterly and annual financial statements and therefore should not be relied on for investment purposes. In addition, the information may deviate from reported values as reported in accordance with U.S. GAAP in the Company’s reviewed quarterly financial statements and audited year-end financial statements.

In addition, the information contained in the Press Release may constitute non-GAAP financial measures within the meaning of Regulation G of U.S. securities law. These non-GAAP financial measures are being provided solely at the instruction of CONSOB and are not presented as or intended to be an alternative to U.S. GAAP financial information. The Company is unable to provide a reconciliation of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures, because no such comparable U.S. GAAP financial measures exist or are available at the time, as the Company’s year-end review and audit process has not yet been completed.

Investors are urged to refer to the Company’s financial statements prepared in accordance with U.S. GAAP, including a more detailed description of the terms of the convertible debt and convertible preferred stock, and the risk factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission including, without limitation, the Company’s filings on Forms 10-K, 8-K, and 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	English Translation of Press Release of Cell Therapeutics, Inc. dated February 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: February 27, 2009	By:	/s/ James A. Bianco, M.D.
James A. Bianco, M.D. Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	English Translation of Press Release of Cell Therapeutics, Inc. dated February 27, 2009.